UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-04700

                             The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                    Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                               Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Annual Report — December 31, 2019

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) total return of The Gabelli Equity Trust Inc. (the Fund) was 24.0%, compared with total returns of 31.5% and 25.3% for the Standard & Poor’s (S&P) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 32.2%. The Fund’s NAV per share was $5.88, while the price of the publicly traded shares closed at $6.09 on the New York Stock Exchange (NYSE). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception (08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	24.03%	8.02%	12.62%	9.08%	7.95%	10.17%	10.72%
Investment Total Return (c)	32.19	9.81	13.11	9.07	8.05	10.14	10.58
S&P 500 Index	31.49	11.70	13.56	9.00	6.06	10.22	10.40(d)
Dow Jones Industrial Average	25.26	12.54	13.34	9.42	7.17	10.89	11.29(d)
Nasdaq Composite Index	36.74	15.00	16.14	11.14	5.07	11.38	10.63(e)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data are available.
(e)	From September 30, 1986, the date closest to the Fund’s inception for which data are available.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2019:

The Gabelli Equity Trust Inc.

Food and Beverage	11.2%
Financial Services	10.7%
Equipment and Supplies	7.2%
Entertainment	5.6%
Health Care	5.2%
Diversified Industrial	5.0%
Consumer Products	4.2%
Consumer Services	4.0%
Business Services	3.9%
Energy and Utilities	3.7%
U.S. Government Obligations	3.5%
Automotive: Parts and Accessories	3.3%
Cable and Satellite	3.1%
Machinery	2.6%
Electronics	2.6%
Broadcasting	2.4%
Retail	2.4%
Aerospace and Defense	2.3%
Telecommunications	2.2%

Specialty Chemicals	2.0%
Environmental Services	2.0%
Hotels and Gaming	1.8%
Aviation: Parts and Services	1.7%
Computer Software and Services	1.2%
Building and Construction	1.0%
Wireless Communications	0.9%
Automotive	0.7%
Metals and Mining	0.7%
Transportation	0.5%
Real Estate	0.5%
Agriculture	0.5%
Publishing	0.4%
Communications Equipment	0.4%
Closed-End Funds	0.4%
Manufactured Housing and Recreational Vehicles	0.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Gabelli Equity Trust Inc.

Portfolio Changes — Six Months Ended December 31, 2019 (Unaudited)

	Shares	Ownership at December 31, 2019
NET PURCHASES
Common Stocks
ABIOMED Inc.	2,000	2,000
Acadia Healthcare Co. Inc.	10,000	10,000
Aerie Pharmaceuticals Inc.	1,000	2,000
Alimera Sciences Inc.(a)	4,000	4,000
Alphabet Inc., Cl. C	4,500	7,500
AMC Networks Inc., Cl. A	2,600	248,200
Ampco-Pittsburgh Corp.	15,000	175,000
Apollo Global Management Inc.	16,000	16,000
Avanos Medical Inc.	1,000	1,000
Axogen Inc.	17,497	27,097
Bel Fuse Inc., Cl. A	14,000	34,000
BioTelemetry Inc.	2,000	10,000
Bristol-Myers Squibb Co.(b)	1,500	151,000
California Resources Corp.	50,000	50,000
Citigroup Inc.	9,000	106,000
Clear Channel Outdoor Holdings Inc.	220,000	400,035
Colfax Corp.	25,000	50,000
Comcast Corp., Cl. A	22,000	215,000
ConforMIS Inc.	30,000	134,056
Covetrus Inc.	16,900	85,900
Diebold Nixdorf Inc.	29,500	257,500
DISH Network Corp., Cl. A(c)(d)	8,242	108,642
DuPont de Nemours Inc.	56,667	95,000
E*TRADE Financial Corp.	15,000	15,000
Eagle Bancorp Inc.	3,000	3,000
EchoStar Corp., Cl. A(c)	1,500	50,433
Edgewell Personal Care Co.	24,000	229,000
Emerald Expositions Events Inc.	3,000	30,000
Energizer Holdings Inc.	25,000	192,000
Exact Sciences Corp.	2,500	2,500
Expedia Group Inc.	591	591
Ferro Corp.	55,300	445,300
Fiserv Inc.	12,120	12,120
GAM Holding AG	6,000	36,000
GCP Applied Technologies Inc.	17,000	78,500
Groupon Inc.	25,000	250,000
Grupo Televisa SAB	5,000	591,000
H&R Block Inc.	5,000	55,000
Hertz Global Holdings Inc.	140,000	350,000
Hubbell Inc.	13,000	13,000
ICU Medical Inc.	2,000	2,500
Internap Corp.	105,600	621,474
International Flavors & Fragrances Inc.	2,500	55,500
Intersect ENT Inc.	2,000	2,000
IRIDEX Corp.	5,000	15,000
JPMorgan Chase & Co.	1,000	62,400
Kinnevik AB, Cl. A	29,800	29,800
KLX Energy Services Holdings Inc.	44,369	104,984
La Jolla Pharmaceutical Co.	10,000	10,000
Liberty Media Corp.-Liberty SiriusXM, Cl. A	5,000	163,000

	Shares	Ownership at December 31, 2019
Livent Corp.	4,700	14,053
Loral Space & Communications Inc.	10,000	55,000
Lowe’s Companies Inc.	11,000	45,000
Macquarie Infrastructure Corp.	54,102	154,102
Meredith Corp.	20,000	107,700
Meridian Bioscience Inc.	1,000	6,500
Merit Medical Systems Inc.	7,000	7,000
Myriad Genetics Inc.	1,000	5,000
Naspers Ltd., Cl. N(e)	1,000	4,000
Nektar Therapeutics	1,000	6,000
Neuronetics Inc.	10,000	19,500
NextEra Energy Partners LP	31,000	39,000
Occidental Petroleum Corp.(f)	6,968	6,968
Option Care Health Inc.	1,804,318	1,804,318
Orthofix Medical Inc.	1,000	3,000
Patterson-UTI Energy Inc.	40,000	147,500
PetIQ Inc.	610	43,610
Prosus NV(e)	3,000	3,000
Qurate Retail Inc., Cl. A	23,735	265,000
Resideo Technologies Inc.	94,666	205,000
Rockwell Medical Inc.	10,000	26,121
Rolls-Royce Holdings plc, Cl. C	55,614,000	55,614,000
Schlumberger Ltd.	60,000	60,000
Sculptor Capital Management Inc.(g)	6,000	6,000
SeaSpine Holdings Corp.	956	956
ServiceMaster Global Holdings Inc.	34,000	65,000
Signature Aviation plc(h)	997,242	997,242
SmileDirectClub Inc.	13,700	13,700
Soliton Inc.	762	762
Sony Corp.	25,000	25,000
Spectrum Brands Holdings Inc.	2,205	2,205
Superior Industries International Inc.	38,440	106,440
Tallgrass Energy LP, Cl. A	100,000	100,000
Textron Inc.	6,000	90,000
The Blackstone Group Inc., Cl. A	2,000	30,000
The Goldman Sachs Group Inc.	10,000	10,000
The Hain Celestial Group Inc.	3,000	75,000
The St. Joe Co.	803	325,803
The Walt Disney Co.	4,000	107,000
T-Mobile US Inc.	7,400	32,400
Truist Financial Corp.	19,425	19,425
Ultragenyx Pharmaceutical Inc.	1,500	1,500
ViacomCBS Inc., Cl. A(i)	437,992	437,992
ViacomCBS Inc., Cl. B(i)	40,000	40,000
Wells Fargo & Co.	2,000	232,000
WW International Inc.(j)	8,000	8,000
Closed-End Funds
Altaba Inc., Escrow	95,000	95,000
Rights
Bristol-Myers Squibb Co., CVR(b)	1,500	1,500

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Six Months Ended December 31, 2019 (Unaudited)

	Shares	Ownership at December 31, 2019
NET SALES
Common Stocks
ABB Ltd.	(11,000)	-
ACADIA Pharmaceuticals Inc.	(6,000)	500
Acuity Brands Inc.	(1,000)	7,000
Adient plc	(8,000)	-
Aerojet Rocketdyne Holdings Inc.	(3,000)	272,000
Air Products & Chemicals Inc.	(3,000)	9,000
Allegion plc	(3,334)	11,000
Allergan plc	(10,300)	4,000
Alnylam Pharmaceuticals Inc.	(7,500)	-
American Express Co.	(10,000)	335,000
AMETEK Inc.	(21,000)	377,000
Amgen Inc.	(7,000)	25,000
Anadarko Petroleum Corp.(f)	(27,000)	-
Apache Corp.	(5,000)	45,000
Aptiv plc	(6,000)	3,500
Arconic Inc.	(16,000)	14,000
Arcosa Inc.	(1,333)	27,000
Armstrong Flooring Inc.	(15,000)	63,210
AT&T Inc.	(41,452)	67,000
AtriCure Inc.	(2,200)	-
AutoNation Inc.	(4,000)	76,300
Avon Products Inc.	(100,000)	-
Axalta Coating Systems Ltd.	(3,000)	19,000
Baker Hughes Co.	(20,000)	60,000
Bausch Health Cos. Inc.	(1,000)	-
BBA Aviation plc(h)	(1,246,553)	-
Berkshire Hathaway Inc., Cl. A	(2)	111
BioMarin Pharmaceutical Inc.	(1,000)	500
BioScrip Inc.	(2,766,451)	-
Blucora Inc.	(13,000)	-
Boston Scientific Corp.	(27,000)	183,000
Bristol-Myers Squibb Co.(b)	(4,000)	151,000
Brown-Forman Corp., Cl. A	(1,400)	103,800
CBS Corp.(i)	(251,000)	-
CBS Corp.(i)	(20,000)	-
Celgene Corp.(b)	(1,500)	-
CenturyLink Inc.	(50,000)	-
Charter Communications Inc., Cl. A	(5,700)	20,658
Check Point Software Technologies Ltd.	(100)	5,400
Cigna Corp.	(4,868)	-
Cincinnati Bell Inc.	(3,000)	70,000
CIRCOR International Inc.	(20,428)	107,163
Clovis Oncology Inc.	(1,000)	30,400
Conagra Brands Inc.	(25,000)	240,000
Constellation Brands Inc., Cl. A	(1,000)	29,000
Corning Inc.	(35,000)	240,000
Corteva Inc.	(15,000)	-
Costco Wholesale Corp.	(2,500)	38,500
Crane Co.	(2,000)	168,100
CRISPR Therapeutics AG	(500)	500

	Shares	Ownership at December 31, 2019
Curtiss-Wright Corp.	(20,300)	203,000
CVS Health Corp.	(1,000)	84,000
Danone SA	(5,000)	191,500
Deere & Co.	(10,000)	165,000
Dermira Inc.	(6,000)	-
Diageo plc	(9,000)	118,000
Donaldson Co. Inc.	(20,800)	305,000
Dow Inc.	(18,333)	10,000
Editas Medicine Inc.	(1,000)	1,000
El Paso Electric Co.	(25,000)	175,000
Electromed Inc.	(14,600)	10,667
EnPro Industries Inc.	(3,000)	7,000
Valaris plc	(60,062)	19,000
Entertainment One Ltd.	(50,000)	-
Eversource Energy	(2,000)	22,000
Evolus Inc.	(1,500)	3,000
Evoqua Water Technologies Corp.	(2,296)	-
Exxon Mobil Corp.	(5,600)	46,000
First Data Corp.	(40,000)	-
Fortune Brands Home & Security Inc.	(5,000)	75,000
Fox Corp., Cl. B	(22,666)	112,333
G1 Therapeutics Inc.	(500)	1,500
Gaming and Leisure Properties Inc.	(5,000)	10,000
GCI Liberty Inc., Cl. A	(22,435)	56,500
General Electric Co.	(60,000)	160,000
Genuine Parts Co.	(5,700)	242,500
Globus Medical Inc.	(1,000)	-
Gogo Inc.	(187,721)	116,561
Griffon Corp.	(7,000)	68,000
Halliburton Co.	(10,000)	241,700
Herc Holdings Inc.	(20,432)	189,803
Honeywell International Inc.	(37,000)	257,000
IDEX Corp.	(23,500)	185,500
Ingredion Inc.	(500)	10,500
Inogen Inc.	(1,000)	5,900
Intelsat SA	(25,000)	-
InterXion Holding NV	(1,000)	21,000
ITT Inc.	(4,000)	93,000
J.C. Penney Co. Inc.	(40,000)	20,000
Janus Henderson Group plc	(10,000)	70,000
Johnson & Johnson	(2,000)	35,000
Johnson Controls International plc	(5,000)	267,528
Kennametal Inc.	(1,000)	39,000
Kerry Group plc, Cl. A	(600)	61,500
Keurig Dr Pepper Inc.	(44,400)	28,000
Kinnevik AB, Cl. B	(29,800)	-
Koninklijke Philips NV	(1,170)	33,000
L3Harris Technologies Inc.	(3,000)	12,001
Lamb Weston Holdings Inc.	(30,000)	20,000
Lannett Co. Inc.	(10,754)	17,569
Las Vegas Sands Corp.	(12,000)	22,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Six Months Ended December 31, 2019 (Unaudited)

	Shares	Ownership at December 31, 2019
LeMaitre Vascular Inc.	(600)	-
Lennar Corp., Cl. A	(10,000)	7,500
Liberty Expedia Holdings Inc.	(18,642)	-
Liberty Global plc, Cl. C	(62,000)	264,064
Liberty Media Corp.-Liberty Formula One, Cl. A	(11,719)	76,331
Liq Participacoes SA(k)	(1,934)	66
LivaNova plc	(500)	500
Macy’s Inc.	(60,000)	235,000
Marathon Petroleum Corp.	(14,000)	8,000
Marriott Vacations Worldwide Corp.	(2,000)	-
Marsh & McLennan Companies Inc.	(10,000)	90,000
Mastercard Inc., Cl. A	(74,500)	170,000
Matthews International Corp., Cl. A	(1,000)	17,000
MGM Resorts International	(18,000)	218,000
Millicom International Cellular SA	(11,000)	88,000
Mondelēz International Inc., Cl. A	(27,000)	313,000
MSG Networks Inc., Cl. A	(15,000)	267,600
Mueller Water Products Inc., Cl. A	(45,300)	254,700
Murphy USA Inc.	(5,000)	15,000
Natus Medical Inc.	(2,427)	-
Nevro Corp.	(3,000)	-
New York Community Bancorp Inc.	(80,000)	-
Newell Brands Inc.	(33,400)	31,600
Nexstar Media Group Inc.,Cl. A	(1,000)	14,000
Nilfisk Holding A/S	(6,000)	-
NuVasive Inc.	(2,900)	1,500
Nuvectra Corp.	(3,000)	-
nVent Electric plc	(5,000)	30,000
Och-Ziff Capital Management Group Inc.(g)	(4,500)	-
OMNOVA Solutions Inc.	(80,000)	170,000
O’Reilly Automotive Inc.	(8,500)	51,500
Patterson Cos. Inc.	(1,000)	8,859
Penske Automotive Group Inc.	(7,000)	-
PepsiCo Inc.	(7,000)	151,000
PetMed Express Inc.	(15,521)	1,279
Phillips 66	(6,100)	36,000
Ra Pharmaceuticals Inc.	(1,037)	-
Regeneron Pharmaceuticals Inc.	(500)	-
Republic Services Inc.	(4,100)	233,000
Rogers Communications Inc., Cl. B	(30,200)	417,000
Rollins Inc.	(57,000)	1,828,000
Rolls-Royce Holdings plc, Cl. C	(85,839,000)	-
Ryman Hospitality Properties Inc.	(24,000)	144,800
S&P Global Inc.	(4,000)	58,000
Sensient Technologies Corp.	(9,900)	134,900
Sol-Gel Technologies Ltd.	(5,429)	71
Stericycle Inc.	(3,000)	-
Sulzer AG	(500)	11,000
SunTrust Banks Inc.	(15,000)	-
Swedish Match AB	(48,000)	766,900
Tandem Diabetes Care Inc.	(2,135)	-

	Shares	Ownership at December 31, 2019
Telephone & Data Systems Inc.	(20,000)	533,700
Tenaris SA	(15,000)	30,000
Teva Pharmaceutical Industries Ltd.	(5,000)	8,000
Texas Instruments Inc.	(18,000)	209,000
The Bank of New York Mellon Corp.	(30,000)	182,500
The Charles Schwab Corp.	(20,000)	-
The Coca-Cola Co.	(10,000)	79,600
The Interpublic Group of Companies Inc.	(16,000)	244,000
The J.M. Smucker Co.	(1,000)	17,500
The Kraft Heinz Co.	(30,000)	15,000
The Madison Square Garden Co., Cl. A	(6,000)	97,867
Tiffany & Co.	(2,500)	-
TimkenSteel Corp.	(20,000)	180,000
Tootsie Roll Industries Inc.	(1,500)	137,000
Tribune Media Co.	(3,000)	-
Turquoise Hill Resources Ltd.	(40,000)	100,000
USANA Health Sciences Inc.	(1,000)	2,400
Viacom Inc., Cl. A	(313,615)	-
Viacom Inc., Cl. B	(5,000)	-
Visteon Corp.	(12,000)	-
Vitamin Shoppe, Inc.	(10,000)	-
Waddell & Reed Financial Inc., Cl. A	(10,000)	160,000
Walgreens Boots Alliance Inc.	(1,000)	63,000
Walmart Inc.	(2,000)	30,000
Waste Management Inc.	(4,000)	141,600
Watts Water Technologies Inc., Cl. A	(5,000)	121,000
Weatherford International plc	(712,300)	-
Weight Watchers International Inc.(j)	(9,500)	-
Welbilt Inc.	(4,000)	-
Xylem Inc.	(10,000)	210,000
Yakult Honsha Co. Ltd.	(6,000)	335,000
Zayo Group Holdings Inc.	(30,000)	-
Zimmer Biomet Holdings Inc.	(3,000)	10,500
Zoetis Inc.	(800)	31,200
Closed-End Funds
Altaba Inc.	(122,000)	-
Rights
Hertz Global Holdings Inc., expire 07/12/2019	(210,000)	-

(a)	Reverse Stock Split and Identifier Change - 1 new share of Alimera Sciences (016259202) for every 15 old shares of Alimera Sciences Inc. (016259103) held.
(b)

Merger - 1 new share of Bristol-Myers Squibb Co. (110122108) plus 1 new share of Bristol-Myers Squibb CVR (110122157) for every 1 share held of Celgene Corp. (15102q104) held. 4,000 shares of Bristol-Myers Squibb Co. were sold before the Merger and 1,500 shares after the merger.

(c)

Spin-off - Echostar Corp. (278768106) - received 0.2352377159 shares of Dish Network Corp. Cl. A for every 1 Dish Network Corp. share held. 22,118 shares of Echostar Corp. were sold after the spin off.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Six Months Ended December 31, 2019 (Unaudited)

(d)	Rights issue - 0.0541271989 rights for every 1 share of Dish Network Corp. (25470M109) held.
(e)	Capitalization issue - 1 New Prosus NV (BJDS7L3) share for every 1 Naspers Ltd. Cl. N (6622691) held. 1,000 shares were purchased after the capitalization issue.
(f)

Merger - 0.2934 of Occidental Petroleum Corp. (674599105) shares for every 1 share of Anadarko Petroleum Corp. (32511107) held. 1,100 shares of Occidental Petroleum Corp. were purchased and 2,053 shares were sold after the merger.

(g)	Name and Security Identifier Change - Och-Ziff Capital Management Group Inc. (67551U204) changed to Sculptor Capital Management Inc. (811246107).
(h)	Special Dividend and Share Consolidation - 4 new shares of Signature Aviation plc (BKDM7X4) for every 5 shares of BBA Aviation plc (B1FP891) held.
(i)	Merger with name and identifier change - ViacomCBS Inc. to CBS Corp.
(j)

Name and Security Identifier Change - Weight Watchers International Inc. (948626106) changed to WW International Inc. (98262P101). 1,500 shares of WW International Inc. were sold after the Name and Security Identifier Change.

(k)	Reverse Stock Split - 1 New Share of Liq Participacoes SA (BK5HW4W5) for every 30 old shares held.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS — 96.1%
	Food and Beverage — 11.2%
3,000	Ajinomoto Co. Inc.	$52,866	$50,113
103,800	Brown-Forman Corp., Cl. A	1,443,462	6,515,526
49,300	Brown-Forman Corp., Cl. B	1,130,138	3,332,680
63,800	Campbell Soup Co.	1,781,130	3,152,996
65,000	Chr. Hansen Holding A/S	2,725,303	5,165,382
15,000	Coca-Cola European Partners plc	275,290	763,200
240,000	Conagra Brands Inc.	6,772,900	8,217,600
29,000	Constellation Brands Inc., Cl. A	363,724	5,502,750
18,000	Crimson Wine Group Ltd.†	91,848	133,200
191,500	Danone SA	9,287,329	15,874,201
1,277,600	Davide Campari-Milano SpA	3,843,247	11,665,355
118,000	Diageo plc, ADR	12,757,764	19,873,560
80,000	Flowers Foods Inc.	263,976	1,739,200
77,800	Fomento Economico Mexicano SAB de CV, ADR	3,108,750	7,352,878
40,000	General Mills Inc.	1,885,325	2,142,400
1,848,400	Grupo Bimbo SAB de CV, Cl. A	2,624,248	3,367,837
41,300	Heineken NV	1,962,995	4,397,303
10,500	Ingredion Inc.	496,176	975,975
105,000	ITO EN Ltd.	2,422,898	5,295,661
27,000	Kellogg Co.	1,838,282	1,867,320
61,500	Kerry Group plc, Cl. A	707,201	7,588,334
28,000	Keurig Dr Pepper Inc.	714,930	810,600
20,000	Lamb Weston Holdings Inc.	732,298	1,720,600
9,700	LVMH Moet Hennessy Louis Vuitton SE	335,341	4,506,719
20,000	Maple Leaf Foods Inc.	365,417	398,598
60,000	Molson Coors Beverage Co., Cl. B	3,751,665	3,234,000
313,000	Mondelēz International Inc., Cl. A	12,801,737	17,240,040
14,000	Morinaga Milk Industry Co. Ltd.	299,202	573,374
41,000	Nestlé SA	1,791,828	4,438,913
151,000	PepsiCo Inc.	14,191,249	20,637,170
39,200	Pernod Ricard SA	3,228,300	7,008,951
31,000	Post Holdings Inc.†	2,883,605	3,382,100
41,500	Remy Cointreau SA	2,589,709	5,097,308
79,600	The Coca-Cola Co.	2,646,441	4,405,860
75,000	The Hain Celestial Group Inc.†	1,883,218	1,946,625
17,500	The J.M. Smucker Co.	1,775,340	1,822,275
15,000	The Kraft Heinz Co.	438,316	481,950
137,000	Tootsie Roll Industries Inc.	1,739,177	4,677,180
48,000	Tyson Foods Inc., Cl. A	397,211	4,369,920
335,000	Yakult Honsha Co. Ltd.	9,566,219	18,591,413

		117,966,055	220,317,067

Shares		Cost	Market Value
	Financial Services — 10.7%
335,000	American Express Co.(a)	$30,167,379	$41,704,150
25,000	American International Group Inc.	1,374,505	1,283,250
16,000	Apollo Global Management Inc.	513,433	763,360
16,000	Argo Group International Holdings Ltd.	371,865	1,052,000
72,585	Banco Santander SA, ADR	548,401	300,502
90,000	Bank of America Corp.	2,725,874	3,169,800
111	Berkshire Hathaway Inc., Cl. A†	999,116	37,694,490
11,000	CIT Group Inc.	479,878	501,930
106,000	Citigroup Inc.	6,222,087	8,468,340
5,000	Cullen/Frost Bankers Inc.	361,440	488,900
30,000	Deutsche Bank AG	221,322	233,400
15,000	E*TRADE Financial Corp.	593,626	680,550
3,000	Eagle Bancorp Inc.	122,179	145,890
30,000	Fidelity National Financial Inc.	1,064,754	1,360,500
36,000	GAM Holding AG†	149,463	104,303
55,000	H&R Block Inc.	1,340,926	1,291,400
5,000	I3 Verticals Inc., Cl. A†	75,042	141,250
40,000	Interactive Brokers Group Inc., Cl. A	643,310	1,864,800
70,000	Janus Henderson Group plc	2,173,221	1,711,500
88,000	Jefferies Financial Group Inc.	1,259,355	1,880,560
62,400	JPMorgan Chase & Co.	3,355,416	8,698,560
29,800	Kinnevik AB, Cl. A	494,015	758,812
140,000	Legg Mason Inc.	4,025,995	5,027,400
14,000	Loews Corp.	558,454	734,860
90,000	Marsh & McLennan Companies Inc.	3,715,956	10,026,900
9,000	Moody’s Corp.	312,150	2,136,690
20,000	PayPal Holdings Inc.†	1,422,380	2,163,400
3,000	Prosus NV†	251,711	223,881
58,000	S&P Global Inc.	4,003,340	15,836,900
6,000	Sculptor Capital Management Inc.	122,600	132,600
161,100	State Street Corp.	8,115,787	12,743,010
112,400	T. Rowe Price Group Inc.	7,509,890	13,694,816
182,500	The Bank of New York Mellon Corp.	5,673,043	9,185,225
30,000	The Blackstone Group Inc., Cl. A	1,075,349	1,678,200
10,000	The Goldman Sachs Group Inc.	2,133,892	2,299,300
17,000	The PNC Financial Services Group Inc.	1,867,763	2,713,710
3,000	TransUnion	128,898	256,830
19,425	Truist Financial Corp.	316,604	1,094,016
15,500	W. R. Berkley Corp.	380,920	1,071,050

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
160,000	Waddell & Reed Financial Inc., Cl. A	$3,664,824	$2,675,200
232,000	Wells Fargo & Co.	7,315,475	12,481,600

		107,851,638	210,473,835

	Equipment and Supplies — 7.2%
377,000	AMETEK Inc.	17,391,487	37,601,980
7,000	Amphenol Corp., Cl. A	12,928	757,610
4,000	Ardagh Group SA	59,723	78,320
107,163	CIRCOR International Inc.†	4,308,000	4,955,217
305,000	Donaldson Co. Inc.	9,221,973	17,574,100
252,000	Flowserve Corp.	8,315,797	12,542,040
37,400	Franklin Electric Co. Inc.	215,706	2,143,768
13,000	Hubbell Inc.	1,726,906	1,921,660
185,500	IDEX Corp.	20,621,834	31,906,000
43,000	Ingersoll-Rand plc	1,283,683	5,715,560
100,000	Mueller Industries Inc.	2,565,501	3,175,000
254,700	Mueller Water Products Inc., Cl. A	2,754,349	3,051,306
13,000	Sealed Air Corp.	208,280	517,790
30,000	Tenaris SA, ADR	1,249,301	679,200
80,000	The Timken Co.	3,018,718	4,504,800
59,600	The Weir Group plc	250,790	1,191,700
121,000	Watts Water Technologies Inc., Cl. A	5,589,084	12,070,960

		78,794,060	140,387,011

	Entertainment — 5.6%
20,658	Charter Communications Inc., Cl. A†	6,180,680	10,020,783
41,600	Discovery Inc., Cl. A†	1,391,742	1,361,984
309,800	Discovery Inc., Cl. C†	5,276,607	9,445,802
418,000	Dover Motorsports Inc.	856,900	777,480
90,000	Genting Singapore Ltd.	74,910	61,564
591,000	Grupo Televisa SAB, ADR	9,025,091	6,932,430
21,500	Liberty Media Corp.- Liberty Braves, Cl. A†	479,343	637,475
95,758	Liberty Media Corp.- Liberty Braves, Cl. C†	1,739,854	2,828,691
46,545	Lions Gate Entertainment Corp., Cl. B†	1,214,824	462,192
10,000	Live Nation Entertainment Inc.†	498,254	714,700
10,000	Reading International Inc., Cl. A†	155,401	111,900
8,000	Take-Two Interactive Software Inc.†	809,673	979,440
97,867	The Madison Square Garden Co., Cl. A†	11,257,054	28,791,493
107,000	The Walt Disney Co.	8,758,019	15,475,410

Shares		Cost	Market Value
40,000	Tokyo Broadcasting System Holdings Inc.	$796,181	$686,945
65,000	Universal Entertainment Corp.	931,984	2,222,401
437,992	ViacomCBS Inc., Cl. A	21,789,303	19,652,701
40,000	ViacomCBS Inc., Cl. B	1,980,180	1,678,800
240,000	Vivendi SA	5,803,696	6,950,981

		79,019,696	109,793,172

	Health Care — 5.2%
2,000	ABIOMED Inc.†	339,938	341,180
10,000	Acadia Healthcare Co. Inc.†	315,273	332,200
500	ACADIA Pharmaceuticals Inc.†	6,510	21,390
10,411	Acorda Therapeutics Inc.†	186,064	21,238
2,000	Aerie Pharmaceuticals Inc.†	54,487	48,340
20,000	Akorn Inc.†	110,205	30,000
16,200	Alcon Inc.†	574,003	916,434
4,000	Alimera Sciences Inc.†	18,900	30,320
2,000	Alkermes plc†	48,540	40,800
4,000	Allergan plc	718,552	764,680
20,000	AmerisourceBergen Corp.	1,673,215	1,700,400
25,000	Amgen Inc.	2,544,386	6,026,750
1,000	AngioDynamics Inc.†	19,005	16,010
15,901	Aptinyx Inc.†	64,622	54,381
1,500	Arena Pharmaceuticals Inc.†	50,630	68,130
1,000	Avanos Medical Inc.†	34,530	33,700
27,097	Axogen Inc.†	375,878	484,765
2,596	Axovant Gene Therapies Ltd.†	46,529	13,292
13,000	Baxter International Inc.	400,407	1,087,060
7,000	Biogen Inc.†	1,984,788	2,077,110
500	BioMarin Pharmaceutical Inc.†	38,509	42,275
10,000	BioTelemetry Inc.†	465,654	463,000
183,000	Boston Scientific Corp.†	5,348,991	8,275,260
151,000	Bristol-Myers Squibb Co.	8,034,898	9,692,690
30,400	Clovis Oncology Inc.†	393,065	316,920
134,056	ConforMIS Inc.†	191,831	201,084
85,900	Covetrus Inc.†	1,738,852	1,133,880
500	CRISPR Therapeutics AG†	11,460	30,453
17,900	Cutera Inc.†	507,699	640,999
6,000	CytomX Therapeutics Inc.†	60,611	49,860
244,000	Demant A/S†	2,221,329	7,684,232
1,000	Editas Medicine Inc.†	21,420	29,610
2,000	ElectroCore Inc.†	28,040	3,180
10,667	Electromed Inc.†	51,574	92,270
17,200	Endo International plc†	127,782	80,668
3,000	Evolus Inc.†	42,844	36,510
2,500	Exact Sciences Corp.†	206,624	231,200
1,500	G1 Therapeutics Inc.†	22,130	39,645
10,370	GenMark Diagnostics Inc.†	44,815	49,880
6,000	Gritstone Oncology Inc.†	65,168	53,820
61,000	Henry Schein Inc.†	1,700,084	4,069,920

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
2,500	ICU Medical Inc.†	$429,292	$467,800
6,500	Incyte Corp.†	617,516	567,580
46,800	Indivior plc†	28,408	24,177
5,900	Inogen Inc.†	429,538	403,147
2,000	Intellia Therapeutics Inc.†	25,140	29,340
2,000	Intersect ENT Inc.†	32,020	49,800
15,000	IRIDEX Corp.†	41,574	33,600
35,000	Johnson & Johnson	3,310,149	5,105,450
7,000	Jounce Therapeutics Inc.†	54,040	61,110
10,000	La Jolla Pharmaceutical Co.†	25,200	39,300
17,569	Lannett Co. Inc.†	115,719	154,959
500	LivaNova plc†	34,220	37,715
10,500	Mallinckrodt plc†	149,520	36,645
27,000	Marinus Pharmaceuticals Inc.†	123,443	58,320
105,200	Merck & Co. Inc.	5,251,624	9,567,940
6,500	Meridian Bioscience Inc.	87,370	63,505
7,000	Merit Medical Systems Inc.†	194,405	218,540
6,000	Mylan NV†	126,780	120,600
5,000	Myriad Genetics Inc.†	125,340	136,150
17,559	Nabriva Therapeutics plc†	47,240	23,178
6,000	Nektar Therapeutics†	255,282	129,510
19,500	Neuronetics Inc.†	177,215	87,555
83,000	Novartis AG, ADR	4,261,417	7,859,270
1,500	NuVasive Inc.†	68,105	116,010
1,804,318	Option Care Health Inc.†	4,146,862	6,730,106
3,000	Orthofix Medical Inc.†	143,349	138,540
8,859	Patterson Cos. Inc.	202,482	181,432
1,000	Perrigo Co. plc	38,520	51,660
8,500	Puma Biotechnology Inc.†	198,918	74,375
2,000	Retrophin Inc.†	37,040	28,400
27,064	ReWalk Robotics Ltd.†	94,116	58,458
26,121	Rockwell Medical Inc.†	78,547	63,735
3,000	Sangamo Therapeutics Inc.†	39,060	25,110
956	SeaSpine Holdings Corp.†	10,535	11,482
13,700	SmileDirectClub Inc.†	114,168	119,738
71	Sol-Gel Technologies Ltd.†	431	1,218
762	Soliton Inc.†	7,591	8,367
13,000	T2 Biosystems Inc.†	35,660	15,210
8,000	Teva Pharmaceutical Industries Ltd., ADR†	144,760	78,400
1,500	Ultragenyx Pharmaceutical Inc.†	54,580	64,065
5,000	United Therapeutics Corp.†	484,765	440,400
47,000	UnitedHealth Group Inc.	8,642,873	13,817,060
2,400	USANA Health Sciences Inc.†	177,898	188,520
11,996	Valeritas Holdings Inc.†	56,778	6,897
4,000	Waters Corp.†	285,470	934,600
22,000	Zafgen Inc.†	59,317	24,420
10,500	Zimmer Biomet Holdings Inc.	1,181,758	1,571,640

Shares		Cost	Market Value
31,200	Zoetis Inc.	$1,023,527	$4,129,320
8,688	Zomedica Pharmaceuticals Corp.†	2,563	2,876
21,297	Zosano Pharma Corp.†	87,283	32,371

		64,249,250	101,515,137

	Diversified Industrial — 5.0%
7,000	Acuity Brands Inc.	918,568	966,000
175,000	Ampco-Pittsburgh Corp.†	2,003,575	526,750
50,000	Colfax Corp.†	1,279,533	1,819,000
168,100	Crane Co.	8,646,445	14,520,478
7,000	EnPro Industries Inc.	455,263	468,160
160,000	General Electric Co.	1,567,862	1,785,600
15,000	Graf Industrial Corp.†	150,000	159,750
127,000	Greif Inc., Cl. A	2,692,735	5,613,400
12,000	Greif Inc., Cl. B	727,946	621,240
68,000	Griffon Corp.	1,272,203	1,382,440
257,000	Honeywell International Inc.	30,102,908	45,489,000
3,500	IntriCon Corp.†	82,415	63,000
93,000	ITT Inc.	2,111,685	6,873,630
11,000	Jardine Strategic Holdings Ltd.	222,951	337,150
39,000	Kennametal Inc.	1,052,311	1,438,710
50,000	Myers Industries Inc.	818,952	834,000
30,000	nVent Electric plc	327,658	767,400
85,000	Park-Ohio Holdings Corp.	892,930	2,860,250
10,000	Rayonier Advanced Materials Inc.	156,631	38,400
30,000	Rexnord Corp.†	630,867	978,600
50,000	Schultze Special Purpose Acquisition Corp.†	500,000	536,250
65,000	ServiceMaster Global Holdings Inc.†	2,237,841	2,512,900
11,000	Sulzer AG	581,605	1,227,526
90,000	Textron Inc.	5,024,197	4,014,000
100,000	Toray Industries Inc.	771,663	682,067
12,000	Tredegar Corp.	171,530	268,200
85,000	Trinity Industries Inc.	1,397,210	1,882,750

		66,797,484	98,666,651

	Consumer Products — 4.2%
14,100	Christian Dior SE	534,292	7,224,767
27,000	Church & Dwight Co. Inc.	383,636	1,899,180
229,000	Edgewell Personal Care Co.†	15,663,276	7,089,840
192,000	Energizer Holdings Inc.	7,860,764	9,642,240
27,600	Essity AB, Cl. B	294,742	889,320
2,100	Givaudan SA	725,396	6,576,875
85,000	Hanesbrands Inc.	747,430	1,262,250
23,800	Harley-Davidson Inc.	1,105,662	885,122
1,270	Hermes International	444,999	949,045
20,000	Mattel Inc.†	291,642	271,000
10,500	National Presto Industries Inc.	515,853	928,095

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
31,600	Newell Brands Inc.	$473,677	$607,352
10,000	Oil-Dri Corp. of America	171,255	362,500
46,800	Reckitt Benckiser Group plc	1,391,995	3,799,470
2,205	Spectrum Brands Holdings Inc.	110,250	141,759
27,600	Svenska Cellulosa AB SCA, Cl. B	73,685	279,938
766,900	Swedish Match AB	9,464,263	39,530,801

		40,252,817	82,339,554

	Consumer Services — 4.0%
20,000	eBay Inc.	416,823	722,200
591	Expedia Group Inc.	62,285	63,911
56,500	GCI Liberty Inc., Cl. A†	2,662,362	4,003,025
250,000	Groupon Inc.†	719,610	597,500
39,000	IAC/InterActiveCorp.†	2,406,941	9,715,290
21,000	Liberty TripAdvisor Holdings Inc., Cl. A†	247,059	154,350
17,000	Matthews International Corp., Cl. A	679,846	648,890
265,000	Qurate Retail Inc., Cl. A†	4,240,097	2,233,950
1,828,000	Rollins Inc.	44,834,069	60,616,480

		56,269,092	78,755,596

	Business Services — 3.9%
11,000	Allegion plc	198,490	1,369,940
400,035	Clear Channel Outdoor Holdings Inc.†	1,574,742	1,144,100
257,500	Diebold Nixdorf Inc.†	2,256,860	2,719,200
3,000	Edenred	38,786	155,132
30,000	Emerald Expositions Events Inc.	486,342	316,500
160,000	G4S plc	0	462,023
16,000	Jardine Matheson Holdings Ltd.	534,478	889,600
154,102	Macquarie Infrastructure Corp.	6,612,191	6,601,730
170,000	Mastercard Inc., Cl. A	20,896,748	50,760,300
205,000	Resideo Technologies Inc.†	3,463,968	2,445,650
244,000	The Interpublic Group of Companies Inc.	4,086,210	5,636,400
10,000	Vectrus Inc.†	106,200	512,600
12,800	Visa Inc., Cl. A	140,800	2,405,120
8,000	WW International Inc.†	163,140	305,680

		40,558,955	75,723,975

	Energy and Utilities — 3.7%
45,000	Apache Corp.	1,712,012	1,151,550
60,000	Baker Hughes Co.	2,114,222	1,537,800
80,000	BP plc, ADR	3,952,168	3,019,200
50,000	California Resources Corp.†	389,438	451,500

Shares		Cost	Market Value
16,000	CMS Energy Corp.	$102,219	$1,005,440
172,000	ConocoPhillips	8,504,848	11,185,160
175,000	El Paso Electric Co.	6,929,149	11,880,750
98,400	Enbridge Inc.	2,488,608	3,913,368
55,000	Energy Transfer LP	797,128	705,650
20,000	Evergy Inc.	1,123,692	1,301,800
22,000	Eversource Energy	700,543	1,871,540
46,000	Exxon Mobil Corp.	2,083,107	3,209,880
241,700	Halliburton Co.	5,685,758	5,914,399
104,984	KLX Energy Services Holdings Inc.†	2,077,984	676,097
4,000	Marathon Oil Corp.	111,366	54,320
8,000	Marathon Petroleum Corp.	402,325	482,000
15,000	Murphy USA Inc.†	1,407,714	1,755,000
43,000	National Fuel Gas Co.	2,630,792	2,001,220
12,000	NextEra Energy Inc.	783,959	2,905,920
39,000	NextEra Energy Partners LP	1,990,004	2,053,350
1,000	Niko Resources Ltd., OTC†	54,403	1
3,000	Niko Resources Ltd., Toronto†(b)	923	3
6,968	Occidental Petroleum Corp.	322,521	287,151
32,400	Oceaneering International Inc.†	437,629	483,084
147,500	Patterson-UTI Energy Inc.	2,090,923	1,548,750
36,000	Phillips 66	3,073,885	4,010,760
32,680	RPC Inc.	439,024	171,243
60,000	Schlumberger Ltd.	2,344,479	2,412,000
15,000	Southwest Gas Holdings Inc.	347,695	1,139,550
100,000	Tallgrass Energy LP, Cl. A	2,216,640	2,212,000
111,500	The AES Corp.	981,563	2,218,850
19,000	Valaris plc	629,878	124,640

		58,926,599	71,683,976

	Automotive: Parts and Accessories — 3.3%
3,500	Aptiv plc	198,091	332,395
93,600	BorgWarner Inc.	4,156,216	4,060,368
240,900	Dana Inc.	2,646,092	4,384,380
24,200	Garrett Motion Inc.†	254,809	241,758
242,500	Genuine Parts Co.	17,153,135	25,760,775
180,000	Modine Manufacturing Co.†	3,181,636	1,386,000
51,500	O’Reilly Automotive Inc.†	14,403,164	22,570,390
105,000	Standard Motor Products Inc.	1,181,521	5,588,100
106,440	Superior Industries International Inc.	1,304,579	392,764

		44,479,243	64,716,930

	Cable and Satellite — 3.1%
248,200	AMC Networks Inc., Cl. A†	11,972,985	9,803,900
200	Cable One Inc.	77,334	297,694
215,000	Comcast Corp., Cl. A	6,749,807	9,668,550
108,642	DISH Network Corp., Cl. A†	3,753,232	3,853,532
50,433	EchoStar Corp., Cl. A†	1,631,301	2,184,253
145,605	Liberty Global plc, Cl. A†	2,504,125	3,311,058

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
264,064	Liberty Global plc, Cl. C†	$6,980,516	$5,755,275
21,712	Liberty Latin America Ltd., Cl. A†	407,240	419,042
42,918	Liberty Latin America Ltd., Cl. C†	1,218,719	835,184
4,000	Naspers Ltd., Cl. N	899,818	654,231
417,000	Rogers Communications Inc., Cl. B	10,613,923	20,712,390
160,000	Shaw Communications Inc., Cl. B	407,615	3,246,400

		47,216,615	60,741,509

	Machinery — 2.6%
25,000	Astec Industries Inc.	856,158	1,050,000
12,800	Caterpillar Inc.	86,323	1,890,304
255,010	CNH Industrial NV	2,881,999	2,805,110
165,000	Deere & Co.(a)	10,031,862	28,587,900
210,000	Xylem Inc.	11,282,705	16,545,900

		25,139,047	50,879,214

	Electronics — 2.6%
34,000	Bel Fuse Inc., Cl. A	471,424	544,000
4,000	Hitachi Ltd., ADR	287,076	337,720
50,000	Intel Corp.	1,265,873	2,992,500
267,528	Johnson Controls International plc	10,651,340	10,891,065
33,000	Koninklijke Philips NV	178,742	1,610,400
2,400	Mettler-Toledo International Inc.†	337,270	1,903,872
25,000	Sony Corp., ADR	1,493,266	1,700,000
40,000	TE Connectivity Ltd.	1,553,958	3,833,600
209,000	Texas Instruments Inc.	12,872,764	26,812,610

		29,111,713	50,625,767

	Broadcasting — 2.4%
2,000	Cogeco Inc.	39,014	160,317
24,000	Corus Entertainment Inc., OTC, Cl. B	42,622	98,172
500,000	Entercom Communications Corp., Cl. A	4,515,626	2,320,000
161,733	Fox Corp., Cl. A	6,720,006	5,995,442
112,333	Fox Corp., Cl. B	4,650,586	4,088,921
16,000	Gray Television Inc.†	14,422	343,040
19,250	Liberty Broadband Corp., Cl. A†	608,060	2,397,780
62,192	Liberty Broadband Corp., Cl. C†	2,218,961	7,820,644
76,331	Liberty Media Corp.- Liberty Formula One, Cl. A†	2,361,632	3,341,771
52,250	Liberty Media Corp.- Liberty Formula One, Cl. C†	1,197,836	2,401,671

Shares		Cost	Market Value
75,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	$1,647,568	$3,625,500
163,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	4,387,607	7,846,820
267,600	MSG Networks Inc., Cl. A†	2,660,368	4,656,240
14,000	Nexstar Media Group Inc., Cl. A	858,900	1,641,500
4,500	Sinclair Broadcast Group Inc., Cl. A	135,392	150,030
85,200	Television Broadcasts Ltd.	339,712	133,831

		32,398,312	47,021,679

	Retail — 2.4%
76,300	AutoNation Inc.†	2,872,225	3,710,469
5,000	Casey’s General Stores Inc.	531,212	794,950
38,500	Costco Wholesale Corp.	4,537,871	11,315,920
84,000	CVS Health Corp.	7,017,992	6,240,360
30,000	GNC Holdings Inc., Cl. A†	92,299	81,000
350,000	Hertz Global Holdings Inc.†	4,533,044	5,512,500
20,000	J.C. Penney Co. Inc.†	130,012	22,400
45,000	Lowe’s Companies Inc.	4,236,208	5,389,200
235,000	Macy’s Inc.	3,843,164	3,995,000
43,610	PetIQ Inc.†	1,202,062	1,092,431
1,279	PetMed Express Inc.	19,338	30,082
30,600	Sally Beauty Holdings Inc.†	242,911	558,450
16,000	The Cheesecake Factory Inc.	523,436	621,760
63,000	Walgreens Boots Alliance Inc.	2,332,529	3,714,480
30,000	Walmart Inc.	1,519,821	3,565,200

		33,634,124	46,644,202

	Aerospace and Defense — 2.3%
272,000	Aerojet Rocketdyne Holdings Inc.†	5,200,558	12,419,520
35,800	Kaman Corp.	881,634	2,359,936
12,001	L3Harris Technologies Inc.	971,927	2,374,638
17,500	Northrop Grumman Corp.	2,151,104	6,019,475
1,209,000	Rolls-Royce Holdings plc	9,301,551	10,941,119
55,614,000	Rolls-Royce Holdings plc, Cl. C†	71,642	73,667
34,000	The Boeing Co.	6,473,681	11,075,840
1,745	United Technologies Corp.	215,804	261,331

		25,267,901	45,525,526

	Telecommunications — 2.2%
67,000	AT&T Inc.	2,222,014	2,618,360
55,400	BCE Inc.	1,851,178	2,567,790
914,200	BT Group plc, Cl. A	3,780,313	2,330,366
7,040,836	Cable & Wireless Jamaica Ltd.†(b)	128,658	77,032
70,000	Cincinnati Bell Inc.†	1,121,870	732,900
100,000	Deutsche Telekom AG, ADR	1,656,300	1,629,000
116,561	Gogo Inc.†	368,565	745,990

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
36,000	Hellenic Telecommunications Organization SA	$452,922	$575,838
15,000	Hellenic Telecommunications Organization SA, ADR	91,062	121,050
264,732	Koninklijke KPN NV	448,166	781,279
55,000	Loral Space & Communications Inc.†	2,139,860	1,777,600
16,000	Oi SA, ADR†	6,333	4,141
4,267	Oi SA, Cl. C, ADR†	118,940	3,975
40,053	Sprint Corp.†	224,220	208,676
21,000	Telecom Argentina SA, ADR	127,554	238,350
535,000	Telecom Italia SpA†	2,073,015	333,902
70,000	Telefonica Brasil SA, ADR	726,827	1,002,400
560,739	Telefonica SA, ADR	8,069,428	3,908,351
533,700	Telephone & Data Systems Inc.	22,333,435	13,571,991
105,000	Telesites SAB de CV†	79,714	77,747
25,000	TELUS Corp.	233,734	968,003
119,000	Verizon Communications Inc.	4,950,353	7,306,600
70,000	Vodafone Group plc, ADR	2,376,792	1,353,100

		55,581,253	42,934,441

	Specialty Chemicals — 2.0%
11,000	AdvanSix Inc.†	134,544	219,560
9,000	Air Products & Chemicals Inc.	1,500,511	2,114,910
11,000	Ashland Global Holdings Inc.	541,523	841,830
19,000	Axalta Coating Systems Ltd.†	593,357	577,600
10,000	Dow Inc.	549,486	547,300
95,000	DuPont de Nemours Inc.	7,042,691	6,099,000
445,300	Ferro Corp.†	5,085,162	6,603,799
10,000	FMC Corp.	262,417	998,200
78,500	GCP Applied Technologies Inc.†	1,677,448	1,782,735
24,000	H.B. Fuller Co.	833,663	1,237,680
55,500	International Flavors & Fragrances Inc.	4,328,808	7,160,610
170,000	OMNOVA Solutions Inc.†	1,828,037	1,718,700
134,900	Sensient Technologies Corp.	6,190,038	8,915,541
17,000	SGL Carbon SE†	214,416	90,387
2,000	The Chemours Co.	22,594	36,180
20,000	Valvoline Inc.	393,398	428,200

		31,198,093	39,372,232

	Environmental Services — 2.0%
35,000	Pentair plc	815,625	1,605,450
233,000	Republic Services Inc.	13,901,609	20,883,790
141,600	Waste Management Inc.	11,292,669	16,136,736

		26,009,903	38,625,976

Shares		Cost	Market Value
	Hotels and Gaming — 1.8%
16,000	Accor SA	$549,282	$749,299
41,557	GVC Holdings plc	538,448	486,723
8,000	Hyatt Hotels Corp., Cl. A	263,258	717,680
22,000	Las Vegas Sands Corp.	586,184	1,518,880
4,458,500	Mandarin Oriental International Ltd.	7,820,217	8,114,470
15,000	Marriott International Inc., Cl. A	1,229,670	2,271,450
70,000	MGM China Holdings Ltd.	137,917	114,267
218,000	MGM Resorts International	6,337,200	7,252,860
7,560	Penn National Gaming Inc.†	216,367	193,234
144,800	Ryman Hospitality Properties Inc., REIT	5,802,261	12,548,368
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	214,314
200,000	William Hill plc	370,414	499,245
4,000	Wyndham Destinations Inc.	130,025	206,760
4,000	Wyndham Hotels & Resorts Inc.	152,872	251,240
6,000	Wynn Resorts Ltd.	469,634	833,220

		24,759,199	35,972,010

	Aviation: Parts and Services — 1.7%
14,000	Arconic Inc.	258,438	430,780
203,000	Curtiss-Wright Corp.	15,622,867	28,600,670
997,242	Signature Aviation plc	2,811,696	4,190,070

		18,693,001	33,221,520

	Computer Software and Services — 1.2%
7,500	Alphabet Inc., Cl. C†	8,550,736	10,027,650
5,400	Check Point Software Technologies Ltd.†	224,765	599,184
3,000	Facebook Inc., Cl. A†	466,804	615,750
12,120	Fiserv Inc.†	625,596	1,401,436
240,000	Hewlett Packard Enterprise Co.	3,476,618	3,806,400
621,474	Internap Corp.†	3,069,797	683,621
21,000	InterXion Holding NV†	720,513	1,760,010
66	Liq Participacoes SA†	1,092	146
20,900	Rockwell Automation Inc.	648,748	4,235,803

		17,784,669	23,130,000

	Building and Construction — 1.0%
27,000	Arcosa Inc.	476,033	1,202,850
63,210	Armstrong Flooring Inc.†	898,280	269,907
18,000	Assa Abloy AB, Cl. B	310,378	420,868
75,000	Fortune Brands Home & Security Inc.	2,212,203	4,900,500
189,803	Herc Holdings Inc.†	6,682,398	9,288,959
7,500	Lennar Corp., Cl. A	390,932	418,425
40,000	PGT Innovations Inc.†	572,348	596,400

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Building and Construction (Continued)
12,000	Sika AG	$1,556,815	$2,254,805

		13,099,387	19,352,714

	Wireless Communications — 0.9%
105,000	America Movil SAB de CV, Cl. L, ADR	735,232	1,680,000
88,000	Millicom International Cellular SA, SDR	5,107,388	4,214,747
150,000	NTT DOCOMO Inc.	2,980,751	4,194,009
46,075	TIM Participacoes SA, ADR	352,294	880,493
32,400	T-Mobile US Inc.†	1,906,381	2,540,808
104,600	United States Cellular Corp.†	4,965,942	3,789,658

		16,047,988	17,299,715

	Automotive — 0.7%
80,000	General Motors Co.	3,044,272	2,928,000
180,000	Navistar International Corp.†	4,569,128	5,209,200
70,000	PACCAR Inc.	1,294,774	5,537,000

		8,908,174	13,674,200

	Metals and Mining — 0.7%
37,400	Agnico Eagle Mines Ltd.	1,530,570	2,304,214
50,000	Barrick Gold Corp.	1,464,000	929,500
30,000	Cleveland-Cliffs Inc.	296,432	252,000
80,000	Freeport-McMoRan Inc.	1,408,020	1,049,600
14,053	Livent Corp.†	80,000	120,153
4,300	Materion Corp.	97,512	255,635
50,000	New Hope Corp. Ltd.	67,580	72,280
143,600	Newmont Goldcorp Corp.	5,120,536	6,239,420
180,000	TimkenSteel Corp.†	2,506,019	1,414,800
100,000	Turquoise Hill Resources Ltd.†	491,902	73,620
15,000	Vale SA, ADR	171,892	198,000

		13,234,463	12,909,222

	Transportation — 0.5%
131,200	GATX Corp.	4,730,843	10,869,920

	Real Estate — 0.5%
10,000	Gaming and Leisure Properties Inc., REIT	158,285	430,500
56,000	Griffin Industrial Realty Inc.	542,694	2,214,800
29,000	Rayonier Inc., REIT	454,837	950,040
325,803	The St. Joe Co.†	5,914,675	6,460,673
15,000	Weyerhaeuser Co., REIT	442,013	453,000

		7,512,504	10,509,013

	Agriculture — 0.5%
200,000	Archer-Daniels-Midland Co.	9,150,371	9,270,000
10,000	The Mosaic Co.	428,085	216,400

		9,578,456	9,486,400

Shares		Cost	Market Value
	Publishing — 0.4%
1,100	Graham Holdings Co., Cl. B	$588,093	$702,889
107,700	Meredith Corp.	5,069,430	3,497,019
125,000	News Corp., Cl. A	1,939,129	1,767,500
100,600	News Corp., Cl. B	1,289,652	1,459,706
70,000	The E.W. Scripps Co., Cl. A	831,325	1,099,700

		9,717,629	8,526,814

	Communications Equipment — 0.4%
4,000	Apple Inc.	687,702	1,174,600
240,000	Corning Inc.	6,565,998	6,986,400

		7,253,700	8,161,000

	Manufactured Housing and Recreational Vehicles — 0.2%
5,000	Martin Marietta Materials Inc.	106,125	1,398,200
30,000	Nobility Homes Inc.	349,956	720,000
42,000	Skyline Champion Corp.†	256,482	1,331,400

		712,563	3,449,600

	TOTAL COMMON STOCKS	1,212,754,426	1,883,305,578

	CLOSED-END FUNDS — 0.4%
95,000	Altaba Inc., Escrow†	198,639	1,971,250
4,285	Royce Global Value Trust Inc.	37,280	50,092
45,000	Royce Value Trust Inc.	598,747	664,650
92,106	The Central Europe, Russia, and Turkey Fund Inc.	2,648,248	2,606,600
154,038	The New Germany Fund Inc.	2,077,654	2,415,316

		5,560,568	7,707,908

	TOTAL CLOSED-END FUNDS	5,560,568	7,707,908

	CONVERTIBLE PREFERRED STOCKS — 0.0%

	Telecommunications — 0.0%
21,000	Cincinnati Bell Inc., 6.750%, Ser. B	462,045	997,500

	RIGHTS — 0.0%

	Entertainment — 0.0%
139,123	Media General Inc., CVR†(b)	0	0

	Health Care — 0.0%
1,500	Bristol-Myers Squibb Co., CVR†	3,450	4,515

	TOTAL RIGHTS	3,450	4,515

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 3.5%
$68,040,000	U.S. Treasury Bills, 1.487% to 1.682%††, 01/02/20 to 04/02/20	67,875,366	67,881,432

TOTAL INVESTMENTS — 100.0%		$1,286,655,855	1,959,896,933

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2019

Market Value

Other Assets and Liabilities (Net)	$6,109,776

PREFERRED STOCK (14,156,669 preferred shares outstanding)	(453,816,725)

NET ASSETS — COMMON STOCK (257,072,039 common shares outstanding)	$1,512,189,984

NET ASSET VALUE PER COMMON SHARE ($1,512,189,984 ÷ 257,072,039 shares outstanding)	$5.88

(a)	Securities, or a portion thereof, with a value of $49,154,400 were pledged as collateral for futures contracts.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value

North America	84.4%	$1,653,431,358
Europe	12.2	238,672,737
Japan	1.7	34,333,703
Latin America	1.2	22,981,695
Asia/Pacific	0.5	9,823,209
South Africa	0.0 *	654,231

Total Investments	100.0%	$1,959,896,933

*	Amount represents less than 0.05%.

As of December 31, 2019, futures contracts outstanding were as follows:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
S&P 500 Futures (E-Mini)	Short	117	03/20/20	$18,901,935	$(261,625)	$(261,625)
TOTAL FUTURES						$(261,625)

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $1,286,655,855)	$1,959,896,933
Foreign currency, at value (cost $19)	19
Deposit at brokers	810,810
Receivable for investments sold	22,286,256
Dividends receivable	3,345,443
Deferred offering expense	90,995
Prepaid expenses	2,895

Total Assets	1,986,433,351

Liabilities:
Payable to custodian	23,066
Distributions payable	431,127
Payable for investments purchased	16,141,431
Payable for investment advisory fees	3,117,208
Payable for payroll expenses	47,900
Payable for accounting fees	11,250
Payable for preferred offering expenses	313,976
Variation margin payable	45,045
Other accrued expenses	295,639

Total Liabilities	20,426,642

Cumulative Preferred Stock, $0.001 par value:
Series C (Auction Rate, $25,000 liquidation value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series E (Auction Rate, $25,000 liquidation value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series G (5.000%, $25 liquidation value, 3,280,477 shares authorized with 2,779,796 shares issued and outstanding)	69,494,900
Series H (5.000%, $25 liquidation value, 4,198,880 shares authorized with 4,172,873 shares issued and outstanding)	104,321,825
Series J (5.450%, $25 liquidation value, 4,500,000 shares authorized with 3,200,000 shares issued and outstanding)	80,000,000
Series K (5.000%, $25 liquidation value, 4,000,000 shares authorized with 4,000,000 shares issued and outstanding)	100,000,000

Total Preferred Stock	453,816,725

Net Assets Attributable to Common Shareholders	$1,512,189,984

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$851,779,149
Total distributable earnings	660,410,835

Net Assets	$1,512,189,984

Net Asset Value per Common Share:
($1,512,189,984 ÷ 257,072,039 shares outstanding at $0.001 par value; 337,024,900 shares authorized)	$5.88

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $1,062,883)	$34,112,567
Interest	571,532

Total Investment Income	34,684,099

Expenses:
Investment advisory fees	18,976,571
Shareholder communications expenses	394,871
Custodian fees	238,752
Directors’ fees	153,000
Payroll expenses	146,366
Shareholder services fees	135,678
Legal and audit fees	59,897
Accounting fees	45,000
Shelf registration expense	19,268
Interest expense	16
Auction agent fees (See Note 5)	(873,578)
Miscellaneous expenses	413,688

Total Expenses	19,709,529

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(8,345)
Expenses paid indirectly by broker (See Note 3)	(13,980)
Custodian fee credits	(4,182)

Total Reductions and Credits	(26,507)

Net Expenses	19,683,022

Net Investment Income	15,001,077

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	147,290,960
Net realized loss on futures contracts	(3,353,255)
Net realized loss on foreign currency transactions	(14,302)

Net realized gain on investments, futures contracts, and foreign currency transactions	143,923,403

Net change in unrealized appreciation/depreciation:
on investments	177,980,116
on futures contracts	(261,625)
on foreign currency translations	1,803

Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	177,720,294

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	321,643,697

Net Increase in Net Assets Resulting from Operations	336,644,774

Total Distributions to Preferred Shareholders	(20,510,513)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$316,134,261

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$15,001,077	$17,063,275
Net realized gain on investments, futures contracts, and foreign currency transactions	143,923,403	156,079,199
Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	177,720,294	(301,016,852)

Net Increase/(Decrease) in Net Assets Resulting from Operations	336,644,774	(127,874,378)

Distributions to Preferred Shareholders	(20,510,513)	(19,766,096)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	316,134,261	(147,640,474)

Distributions to Common Shareholders:
Accumulated earnings	(139,208,505)	(152,700,630)
Return of capital	(13,631,522)	(8,979,028)

Total Distributions to Common Shareholders	(152,840,027)	(161,679,658)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	21,764,586	7,658,026
Net decrease in net assets from preferred offering costs charged to paid-in capital	(3,475,000)	—
Rights offering costs for common shares charged to paid-in capital	—	(58,709)

Net Increase in Net Assets from Fund Share Transactions	18,289,586	7,599,317

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	181,583,820	(301,720,815)

Net Assets Attributable to Common Shareholders:
Beginning of year	1,330,606,164	1,632,326,979

End of year	$1,512,189,984	$1,330,606,164

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2019		2018		2017		2016		2015
Operating Performance:
Net asset value, beginning of year	$5.25		$6.47		$5.84		$5.70		$6.78

Net investment income	0.06		0.07		0.04		0.07		0.06
Net realized and unrealized gain/(loss) on investments, futures contracts, and foreign currency transactions	1.26		(0.57)		1.42		0.75		(0.44)

Total from investment operations	1.32		(0.50)		1.46		0.82		(0.38)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01)		(0.01)		(0.00	)(b)	(0.01)		(0.01)
Net realized gain	(0.07)		(0.07)			(0.08)	(0.06)		(0.05)

Total distributions to preferred shareholders	(0.08)		(0.08)			(0.08)	(0.07)		(0.06)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.24		(0.58)		1.38		0.75		(0.44)

Distributions to Common Shareholders:
Net investment income	(0.05)		(0.06)			(0.04)	(0.08)		(0.05)
Net realized gain	(0.50)		(0.54)			(0.57)	(0.52)		(0.44)
Return of capital	(0.05)		(0.04)		(0.00	)(b)	(0.00	)(b)	(0.15)

Total distributions to common shareholders	(0.60)		(0.64)			(0.61)	(0.60)		(0.64)

Fund Share Transactions:
Increase/decrease in net asset value from common share transactions	0.00	(b)	—			(0.14)	—		—
Increase in net asset value from repurchase of preferred shares	—		—		0.00	(b)	0.00	(b)	0.00 (b)
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	(0.01)		—		—		(0.01)		—
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		(0.00	)(b)	(0.00	)(b)	—		—

Total Fund share transactions	(0.01)		(0.00	)(b)		(0.14)	(0.01)		0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$5.88		$5.25		$6.47		$5.84		$5.70

NAV total return †	24.03%		(10.17)%			24.64%	13.66%		(6.85)%

Market value, end of year	$6.09		$5.10		$6.19		$5.52		$5.31

Investment total return ††	32.19%		(8.43)%			24.65%	15.71%		(8.54)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$1,966,007		$1,743,519		$2,045,240		$1,693,448		$1,582,823
Net assets attributable to common shares, end of year (in 000’s)	$1,512,190		$1,330,606		$1,632,327		$1,280,115		$1,249,157
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.01%		1.07%			0.64%	1.23%		0.91%
Ratio of operating expenses to average net assets attributable to common shares:
before fee reductions(c)(d)	1.33	%(e)	1.37%			1.42%	1.44%		1.36%
net of fee reductions, if any(c)(f)	1.33	%(e)	1.27%			1.42%	1.44%		1.25%
Portfolio turnover rate	11.0%		17.1%			11.4%	12.7%		8.9%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Cumulative Preferred Stock:
Auction Rate Series C Preferred
Liquidation value, end of year (in 000’s)	$72,000	$72,000	$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	3	3	3	3	3
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(g)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(h)	$108,305	$105,562	$123,830	$102,426	$118,593

Cumulative Preferred Stock (continued):
5.875% Series D Preferred(i)
Liquidation value, end of year (in 000’s)	—	$59,097	$59,097	$59,097	$59,097
Total shares outstanding (in 000’s)	—	2,364	2,364	2,364	2,364
Liquidation preference per share	—	$25.00	$25.00	$25.00	$25.00
Average market value(j)	—	$25.62	$26.16	$26.22	$25.69
Asset coverage per share(h)	—	$105.56	$123.83	$102.43	$118.59

Auction Rate Series E Preferred
Liquidation value, end of year (in 000’s)	$28,000	$28,000	$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(g)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(h)	$108,305	$105,562	$123,830	$102,426	$118,593

5.000% Series G Preferred
Liquidation value, end of year (in 000’s)	$69,495	$69,495	$69,495	$69,743	$69,925
Total shares outstanding (in 000’s)	2,780	2,780	2,780	2,791	2,797
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(j)	$24.57	$23.92	$24.50	$24.67	$23.78
Asset coverage per share(h)	$108.30	$105.56	$123.83	$102.43	$118.59

5.000% Series H Preferred
Liquidation value, end of year (in 000’s)	$104,322	$104,322	$104,322	$104,494	$104,644
Total shares outstanding (in 000’s)	4,173	4,173	4,173	4,180	4,186
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(j)	$24.68	$24.18	$24.64	$25.00	$24.33
Asset coverage per share(h)	$108.30	$105.56	$123.83	$102.43	$118.59

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

	Year Ended December 31,
	2019	2018	2017	2016	2015
5.450% Series J Preferred
Liquidation value, end of year (in 000’s)	$80,000	$80,000	$80,000	$80,000	—
Total shares outstanding (in 000’s)	3,200	3,200	3,200	3,200	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value(j)	$25.98	$25.14	$25.36	$25.43	—
Asset coverage per share(h)	$108.30	$105.56	$123.83	$102.43	—

5.000% Series K Preferred
Liquidation value, end of year (in 000’s)	$100,000	—	—	—	—
Total shares outstanding (in 000’s)	4,000	—	—	—	—
Liquidation preference per share	$25.00	—	—	—	—
Average market value(j)	$25.24	—	—	—	—
Asset coverage per share(h)	$108.30	—	—	—	—
Asset Coverage(k)	433%	422%	495%	410%	474%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(d)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reductions for the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 1.03%, 1.09%, 1.10%, 1.10%, and 1.10%, respectively.

(e)

Ratio of operating expenses to average net assets includes reversal of auction agent fees from earlier fiscal periods as disclosed on the Statement of Operations. The ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including liquidation value of preferred shares, excluding the reversal of auction agent fees, were 1.39% and 1.08%, respectively, for the year ended December 31, 2019. See Note 5 for disclosure.

(f)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reductions for the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 1.03%, 1.01%, 1.10%, 1.10%, and 1.01%, respectively.

(g)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(h)	Asset coverage per share is calculated by combining all series of preferred stock.
(i)	The Fund redeemed and retired all of the 2,363,860 shares of Series D Preferred Stock on December 26, 2019.
(j)	Based on weekly prices.
(k)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Equity Trust Inc. (the Fund) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the 1940 Act), whose primary objective is long term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the 80% Policy). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace and Defense	$45,451,859	$73,667	—		$45,525,526
Diversified Industrial	98,130,401	536,250	—		98,666,651
Energy and Utilities	71,683,973	—	$3		71,683,976
Telecommunications	42,857,409	—	77,032		42,934,441
Other Industries (a)	1,624,494,984	—	—		1,624,494,984
Total Common Stocks	1,882,618,626	609,917	77,035		1,883,305,578
Closed-End Funds	5,736,658	1,971,250	—		7,707,908
Convertible Preferred Stocks (a)	997,500	—	—		997,500
Rights (a)	4,515	—	0		4,515
U.S. Government Obligations	—	67,881,432	—		67,881,432
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,889,357,299	$70,462,599	$77,035	(b)	$1,959,896,933

OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Net Unrealized Depreciation):
EQUITY CONTRACTS
Index Futures Contracts - Short Position	$(261,625)	—	—		$(261,625)

(a)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
(b)

Level 3 securities are valued by intrinsic value and last price analysis. At December 31, 2019, the value of these securities was $77,035. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Directors.

*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

During the year ended December 31, 2019, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately as Deposit at brokers, in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2019, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

(variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at December 31, 2019 are reflected within the Schedule of Investments.

During the year ended December 31, 2019, the Fund held an average monthly notional amount of equity futures contracts of approximately $17,193,394.

As of December 31, 2019, the equity risk exposure associated with the futures contracts can be found in the Statement of Assets and Liabilities, under Liabilities, Variation margin payable. For the year ended December 31, 2019, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency; Net realized loss on futures contracts; and Net change in unrealized appreciation/depreciation on futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2019, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fess. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the sale of investments no longer considered passive foreign investment companies, reversal of prior year income, real estate investment trusts, and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to increase paid-in capital by $10,931, with an offsetting adjustment to total distributable earnings.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, 5.000% Series G Cumulative Preferred Stock, 5.000% Series H Cumulative Preferred Stock, 5.450% Series J Cumulative Preferred Stock, and 5.000% Series K Cumulative Preferred Stock (Preferred Stock) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$14,064,397	$2,072,201	$15,785,455	$2,043,324
Net long term capital gains	125,144,108	18,438,312	136,915,175	17,722,772
Return of capital	13,631,522	—	8,979,028	—

Total distributions paid	$152,840,027	$20,510,513	$161,679,658	$19,766,096

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$660,841,962
Other temporary differences*	(431,127)

Total	$660,410,835

*	Other temporary differences are due to preferred share class distributions payable.

At December 31, 2019, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, outstanding basis adjustments on investments, mark-to market adjustments on currency, basis adjustments on partnerships.

The following summarizes the tax cost of investments and derivatives and the related net unrealized appreciation at December 31, 2019:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments and derivative instruments	$1,299,059,316	$754,860,899	$(94,023,282)	$660,837,617

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2019, the Fund accrued $146,366 in payroll expenses in the Statement of Operations.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C and Series E Preferred Stock (C and E Preferred Stock) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the C and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the C and E Preferred Stock for the period. During the year ended December 31, 2019, the Fund’s total return on the NAV of the common shares exceeded the dividend rate of the outstanding C and E Preferred Stock. Thus, advisory fees of the C and E Preferred Stock were accrued.

During the year ended December 31, 2019, the Fund paid $123,655 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $13,980.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2019, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $8,345.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The Fund engaged in a purchase transaction with a fund that has a common investment adviser. This purchase transaction complied with Rule 17a-7 under the Act and amounted to $856.900.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $205,039,982 and $343,879,123, respectively.

5. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 337,024,900 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2019 and 2018, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in shares of common stock were as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Increase from common shares issued upon reinvestment of distributions	3,734,016	$21,764,586	1,225,559	$7,658,026

The Fund has an effective shelf registration initially authorizing the offering of an additional $500 million of common or preferred shares. As of December 31, 2019, the Fund has approximately $227 million available for issuance under the current shelf registration.

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series E, Series G, Series H, Series J, and Series K Preferred Stock at redemption prices of $25,000, $25,000, $25, $25, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series C and Series E Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore, the weekly auctions have failed, and the dividend rate has

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

been the maximum rate. For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

In earlier fiscal years, the Fund recorded auction agent fees based on estimated costs of the weekly auctions. As recent auctions have failed, these accruals of estimated fees were reversed.

The Fund may redeem at any time, in whole or in part, the Series C, Series E, Series G, and Series H Preferred Stock at their respective liquidation prices plus any accrued and unpaid dividends. In addition, the Board has authorized the repurchase of the Series J and Series K Preferred Stock in the open market at a price less than the $25 liquidation value per share. During the years ended December 31, 2019 and 2018, the Fund did not repurchase or redeem any shares of Series C, Series E, Series G, Series H, or Series J Preferred Stock. On December 26, 2019, the Fund redeemed and retired 2,363,860 outstanding shares of Series D Preferred Stock at the liquidation value of $59,096,500.

On December 16, 2019, the Fund issued 4,000,000 shares of 5.000% Series K Cumulative Preferred Shares (Series K) receiving $96,525,000 , after the deduction of estimated offering expenses of $325,000 and underwriting fees of $3,150,000. The liquidation value of the Series K is $25 per share. The Series K has an annual dividend rate of 5.000%. The Series K is non callable before December 16, 2024.

The Fund has the authority to purchase its auction rate Series C and Series E preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 12/31/19	Net Proceeds	2019 Dividend Rate Range	Dividend Rate at 12/31/19	Accrued Dividends at 12/31/19
C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	2.678% to 4.360%	2.678%	$33,152
E Auction Rate	October 7, 2003	2,000	1,120	$49,350,009	2.696% to 4.360%	2.731%	$8,380
G 5.000%	August 1, 2012	3,280,477	2,779,796	$69,407,417	Fixed Rate	5.000%	$48,260
H 5.000%	September 28, 2012	4,198,880	4,172,873	$100,865,695	Fixed Rate	5.000%	$72,446
J 5.450%	March 28, 2016	4,500,000	3,200,000	$77,212,332	Fixed Rate	5.450%	$60,556
K 5.000%	December 16, 2019	4,000,000	4,000,000	$96,525,000	Fixed Rate	5.000%	$208,333

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Equity Trust Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Equity Trust Inc. (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2020

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 77	Since 1986***	33

Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT DIRECTORS[5]:
James P. Conn[6] Director Age: 81	Since 1989**	24	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—
Frank J. Fahrenkopf, Jr.[7] Director Age: 80	Since 1998*	12

Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)

				Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)
Michael J. Ferrantino Director Age: 48	Since 2017**	2	Chief Executive Officer of InterEx Inc.	—
William F. Heitmann Director Age: 70	Since 2012***	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Chair of Syncreon (contract logistics provider)
Kuni Nakamura[6] Director Age: 51	Since 2018*	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—
Salvatore J. Zizza[8] Director Age: 74	Since 1986*	31

President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)

				Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 68	Since 1988

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014
Agnes Mullady Vice President Age: 61	Since 2006

Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 47	Since 2013

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013
Molly A.F. Marion Vice President and Ombudsman Age: 65	Since 2009	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012
Carter W. Austin Vice President Age: 53	Since 2000	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC
David I. Schachter Vice President Age: 66	Since 2013	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	This Director is elected solely by and represents the stockholders of the preferred stock issued by this Fund.
[7]	Mr. Fahrenkopf’s daughter, Leslie F. Foley, serves as a director of other funds in the Fund Complex.
[8]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2019

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income (a)	Long Term Capital Gains	Return of Capital (b)	Total Amount Paid Per Share (c)	Dividend Reinvestment Price
Common Stock
03/22/19	03/15/19	$0.01370	$0.12300	$0.01330	$0.15000	$5.80450
06/21/19	06/14/19	0.01370	0.12300	0.01330	0.15000	5.90000
09/23/19	09/16/19	0.01370	0.12300	0.01330	0.15000	5.72850
12/20/19	12/13/19	0.01370	0.12300	0.01330	0.15000	5.88000

		$0.05480	$0.49200	$0.05320	$0.60000
5.875% Series D Cumulative Preferred Stock
03/26/19	03/19/19	$0.03683	$0.33036	—	$0.36719
06/26/19	06/19/19	0.03683	0.33036	—	0.36719
09/26/19	09/19/19	0.03682	0.33036	—	0.36718
12/26/19	12/18/19	0.03682	0.33037	—	0.36719

		$0.14730	$1.32145	—	$1.46875
5.000% Series G Cumulative Preferred Stock
03/26/19	03/19/19	$0.03140	$0.28110	—	$0.31250
06/26/19	06/19/19	0.03140	0.28110	—	0.31250
09/26/19	09/19/19	0.03140	0.28110	—	0.31250
12/26/19	12/18/19	0.03140	0.28110	—	0.31250

		$0.12560	$1.12440	—	$1.25000
5.000% Series H Cumulative Preferred Stock
03/26/19	03/19/19	$0.03140	$0.28110	—	$0.31250
06/26/19	06/19/19	0.03140	0.28110	—	0.31250
09/26/19	09/19/19	0.03140	0.28110	—	0.31250
12/26/19	12/18/19	0.03140	0.28110	—	0.31250

		$0.12560	$1.12440	—	$1.25000
5.450% Series J Cumulative Preferred Stock
03/26/19	03/19/19	$0.03416	$0.30646	—	$0.34062
06/26/19	06/19/19	0.03416	0.30646	—	0.34062
09/26/19	09/19/19	0.03416	0.30646	—	0.34062
12/26/19	12/18/19	0.03417	0.30647	—	0.34064

		$0.13665	$1.22585	—	$1.36250

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2019 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2019 were $143,582,420.

Auction Rate Series C and E Cumulative Preferred Stock

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock were $2,484,020 and $960,861, respectively.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2019, the Fund paid to common, 5.875% Series D, 5.000% Series G, 5.000% Series H, and 5.450% Series J preferred shareholders ordinary income dividends totaling $0.05480, $0.14730, $0.12560, $0.12560, and $0.13665 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $89.98 and $89.89 per share, respectively, in 2019. For the year ended December 31, 2019, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV, 100% of the ordinary income distribution was qualified short term capital gain, and 1.69% of the ordinary income distribution was qualified interest income. The percentage of the ordinary income dividends paid by the Fund during 2019 derived from U.S. Government securities was 1.47%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2019. The percentage of U.S. Government securities held as of December 31, 2019 was 3.46% of total investments.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2019

Historical Distribution Summary

	Investment Income (a)	Short Term Capital Gains (a)	Long Term Capital Gains	Return of Capital (b)	Total Distributions(c)	Adjustment to Cost Basis (d)
Common Stock
2019	$0.05160	$0.00320	$0.49200	$0.05320	$0.60000	$0.05320
2018	0.05980	0.00250	0.54180	0.03590	0.64000	0.03590
2017(e)	0.03700	—	0.56850	0.00450	0.61000	0.00450
2016	0.06280	0.00960	0.52320	0.00440	0.60000	0.00440
2015	0.05210	0.01020	0.43270	0.14500	0.64000	0.14500
2014(f)	0.04848	0.01772	0.47238	0.10143	0.64000	0.10143
2013	0.05000	0.06250	0.50750	—	0.62000	—
2012(g)	0.05800	0.10800	—	0.39400	0.56000	0.39400
2011	0.01676	0.00430	—	0.54895	0.57000	0.54895
2010	—	—	—	0.51000	0.51000	0.51000
5.875% Series D Cumulative Preferred Stock
2019	$0.13894	$0.00836	$1.32145	—	$1.46875	—
2018	0.14561	0.00583	1.31731	—	1.46875	—
2017	0.09005	—	1.37870	—	1.46875	—
2016	0.15523	0.02360	1.28992	—	1.46875	—
2015	0.15444	0.03023	1.28409	—	1.46876	—
2014	0.13222	0.04831	1.28822	—	1.46875	—
2013	0.11822	0.14819	1.20234	—	1.46875	—
2012	0.51428	0.95447	—	—	1.46875	—
2011	1.16910	0.29965	—	—	1.46875	—
2010	1.05723	—	—	$0.41152	1.46875	$0.41152
Series G Cumulative Preferred Stock
2019	$0.11840	$0.00720	$1.12440	—	$1.25000	—
2018	0.12400	0.00480	1.12120	—	1.25000
2017	0.07680	—	1.17320	—	1.25000	—
2016	0.13200	0.02000	1.09800	—	1.25000	—
2015	0.13160	0.02560	1.09280	—	1.25000	—
2014	0.11240	0.04120	1.09640	—	1.25000	—
2013	0.11270	0.14110	1.14550	—	1.39930	—
2012	0.21155	0.39262	—	—	0.60417	—
5.000% Series H Cumulative Preferred Stock
2019	$0.11840	$0.00720	$1.12440	—	$1.25000	—
2018	0.12400	0.00480	1.12120	—	1.25000
2017	0.07680	—	1.17320	—	1.25000	—
2016	0.13200	0.02000	1.09800	—	1.25000	—
2015	0.13160	0.02560	1.09280	—	1.25000	—
2014	0.11240	0.04120	1.09640	—	1.25000	—
2013	0.10080	0.12600	1.02320	—	1.25000	—
2012	0.10700	0.19860	—	—	0.30560	—
5.450% Series J Cumulative Preferred Stock
2019	$0.12889	$0.00776	$1.22585	—	$1.36250	—
2018	0.13507	0.00541	1.22202	—	1.36250
2017	0.08353	—	1.27897	—	1.36250	—
2016	0.10640	0.01618	0.88416	—	1.00674	—
5.000% Series K Cumulative Preferred Stock
2019(h)	—	—	—	—	—	—

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2019

Historical Distribution Summary (Continued)

	Investment Income (a)	Short Term Capital Gains (a)	Long Term Capital Gains	Return of Capital (b)	Total Distributions(c)	Adjustment to Cost Basis (d)
Auction Rate Series C Cumulative Preferred Stock
2019	$89.98036	$5.41380	$855.76584	—	$951.16000	—
2018	81.98543	3.28450	741.73007	—	827.00000
2017	27.23682	—	417.02318	—	444.26000	—
2016	18.45541	2.80628	153.35831	—	174.62000	—
2015	4.58660	0.89764	38.13575	—	43.61999	—
2014	2.81131	1.02727	27.39142	—	31.23000	—
2013	2.49523	3.12766	25.37712	—	31.00000	—
2012	13.04312	24.20688	—	—	37.25000	—
2011	29.61842	7.59158	—	—	37.21000	—
2010	47.84624	—	—	$18.62376	66.47000	$18.62376

Auction Rate Series E Cumulative Preferred Stock
2019	$89.89238	$5.40851	$854.92911	—	$950.23000	—
2018	80.13754	3.21047	725.01199	—	808.36000
2017	27.45447	—	420.35553	—	808.36000	—
2016	18.51566	2.81544	153.85890	—	175.19000	—
2015	4.84737	0.94868	40.30395	—	46.10000	—
2014	2.68709	0.98187	26.18104	—	29.85000	—
2013	2.56686	3.21745	26.10568	—	31.89000	—
2012	12.47587	23.15413	—	—	35.63000	—
2011	27.47723	7.04277	—	—	34.52000	—
2010	48.73162	—	—	$18.96838	67.70000	$18.96838

(a)	Taxable as ordinary income.
(b)	Non-taxable.
(c)	Total amounts may differ due to rounding.
(d)	Decrease in cost basis.
(e)	On November 6, 2017, the Fund also distributed Rights equivalent to $0.14 per common share based upon full subscription of all issued shares.
(f)	On September 19, 2014, the Fund also distributed Rights equivalent to $0.12 per common share based upon full subscription of all issued shares.
(g)	On June 29, 2012, the Fund also distributed Rights equivalent to $0.12 per common share based upon full subscription of all issued shares.
(h)	Series K did not pay distribution in 2019.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a stockholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” stockholder, you automatically become a participant in the Fund’s Plan. The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to stockholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare to be held in their dividend reinvestment account. Registered stockholders wishing to receive their distribution in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233-5000

Telephone: (800)336-6983

Website: www.computershare.com/investor

Stockholders requesting this cash election must include the stockholder’s name and address as they appear on the share certificate. Stockholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Stockholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Stockholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for U.S. federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our stockholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, stockholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Stockholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each stockholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business before the 1st and 15th of the month. Funds not received at least two business before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

(Continued)

Stockholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. (the Fund) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Daniel M. Miller has been the portfolio manager of the Gabelli Pet Parents’ Fund since inception of the Fund. He currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

Jennie Tsai joined Gabelli in 2001 as a research analyst responsible for the healthcare and medical products industries. At Gabelli, Ms. Tsai is focused on medical sectors, including dental, orthopedics, diagnostics, dermatology, and ophthalmology. She received a BS in Commerce at the University of Virginia and an MBA from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422 t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Ferrantino

Chief Executive Officer,

InterEx, Inc.

William F. Heitmann

Former Senior Vice President

of Finance,

Verizon Communications, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Molly A.F. Marion

Vice President & Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GAB Q4/2019

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that William F. Heitmann is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $51,621 for 2018 and $51,621 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,750 for 2018 and $4,950 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $25,000 for 2019. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $25,000 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Michael J. Ferrantino, William F. Heitmann, and Salvatore J. Zizza.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.        Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised: October 23, 2019
INTERNAL USE ONLY
HH-1

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.         Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.         Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an

Revised: October 23, 2019
INTERNAL USE ONLY
HH-2

opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.        Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.        Client Retention of Voting Rights

Revised: October 23, 2019
INTERNAL USE ONLY
HH-3

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.         Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.        Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

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Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.        Voting Procedures

1.   Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2.   Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.   Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4.   VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.   If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

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●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.   In the case of a proxy contest, records are maintained for each opposing entity.

7.   Voting in Person

a)   At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

     This may include such areas as:

     -Paying greenmail

     -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

Selection of Auditors

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In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

     -Stock split

     -Stock option or other executive compensation plan

     -Finance growth of company/strengthen balance sheet

     -Aid in restructuring

     -Improve credit rating

     -Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

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●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

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In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

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Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

Jennie Tsai joined Gabelli in 2001 as a research analyst responsible for the healthcare and medical products industries. At Gabelli, Ms. Tsai is focused on medical sectors, including dental, orthopedics, diagnostics, dermatology, and ophthalmology. She received a BS in Commerce at the University of Virginia and an MBA from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

Information provided as of December 31, 2019

The table below shows the number of other accounts managed by the portfolio manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	24	$17.8 billion	4	$3.6 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$904.3 million
	Other Accounts:	985	$8.1 billion	1	$238.5 million
Kevin V. Dreyer	Registered Investment Companies:	5	$5.1 billion	1	$2.7 billion
	Other Pooled Investment Vehicles:	1	$56.3 million	0	$0
	Other Accounts:	295	$1.8 billion	0	$0
Christopher J. Marangi	Registered Investment Companies:	7	$5.8 billion	2	$3.0 billion

	Other Pooled Investment Vehicles:	1	$56.3 million	0	$0
	Other Accounts:	301	$1.6 billion	0	$0
Daniel M. Miller	Registered Investment Companies:	2	$49.9 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	17	$53.4 million	0	$0
Robert D. Leininger, CFA	Registered Investment Companies:	3	$2.7 billion	1	$2.7 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	179	$316.4 million	0	$0
Jennie Tsai	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6	$2.9 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Four closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may also enter into and has entered into agreements to defer or waive his compensation.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Christopher J. Marangi, Daniel M. Miller, Robert D. Leininger, and Jennie Tsai each owned over $1 million, $10,001-$50,000, $10,001-$50,000, $0, $0, and $0, respectively, of shares of the Fund as of December 31, 2019.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 07/01/2019 through 07/31/2019	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 255,195,756 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #2 08/01/2019 through 08/31/2019	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 255,195,756 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #3 09/01/2019 through 09/30/2019	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 256,142,925 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000

Month #4 10/01/2019 through 10/31/2019	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 256,142,925 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #5 11/01/2019 through 11/30/2019	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 256,142,925 Preferred Series D – 2,363,860 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #6 12/01/2019 through 12/31/2019	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series K – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series K – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series K – N/A	Common – 257,072,039 Preferred Series D – 0 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000 Preferred Series K – 4,000,000
Total	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series K – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series K – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series K – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred Series G, Series H, Series J, and Series K outstanding may be repurchased when these preferred shares are trading at a discount to their liquidation values.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           The Gabelli Equity Trust Inc.

By (Signature and Title)*      /s/ Bruce N. Alpert

                                                Bruce N. Alpert, Principal Executive Officer

Date                                         March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Bruce N. Alpert

                                               Bruce N. Alpert, Principal Executive Officer

Date                                         March 6, 2020

By (Signature and Title)*      /s/ John C. Ball

                                               John C. Ball, Principal Financial Officer and Treasurer

Date                                         March 6, 2020

* Print the name and title of each signing officer under his or her signature.